                                                                    Exhibit 10.2





                            APOGEE ENTERPRISES, INC.

                OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                (1998 Statement)

                            APOGEE ENTERPRISES, INC.
                OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                (1998 Statement)

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

INTRODUCTION............................................................  1

SECTION 1. DEFINITIONS AND GENERAL RULES................................  2

           1.1. Definitions
                1.1.1.  Accrued SERP Benefit
                1.1.2.  Annuity Starting Date
                1.1.3.  Average Monthly Compensation
                1.1.4.  Beneficiary
                1.1.5.  Benefit Service
                1.1.6.  Change in Control
                1.1.7.  Defined Contribution Offset
                1.1.8.  Defined Contribution Plans
                1.1.9.  Employers
                1.1.10. Hours of Service
                1.1.11. Normal Retirement Date
                1.1.12. Officers'SERP
                1.1.13. Participant
                1.1.14. Pensionable Compensation
                1.1.15. Plan Statement
                1.1.16. Plan Year
                1.1.17. Principal Sponsor
                1.1.18. Single Life Annuity
                1.1.19. Social Security Benefit
                1.1.20. Termination of Employment

SECTION 2. PARTICIPANTS................................................. 11

           2.1. General Participation Rule
           2.2. Overriding Exclusion

SECTION 3. BENEFITS PAYABLE............................................. 11

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           3.1. Supplemental Retirement Benefit for Participants
                3.1.1.  Entitlement and Amount
                3.1.2.  Form of Benefit-When Payable
                3.1.3.  Optional Forms of Pension
                3.1.4.  Suspension Upon Reemployment
           3.2. Survivor Benefit--Death Before Annuity Starting Date
                3.2.1.  When Available
                3.2.2.  Amount
                3.2.3.  Form of Benefit - When Payable
           3.3. Survivor Benefit --Death After Annuity Starting Date
           3.4. Designation of Beneficiaries
                3.4.1.  Scope
                3.4.2.  Right To Designate Beneficiaries
                3.4.3.  Failure of Designation
                3.4.4.  Disclaimers by Beneficiaries
                3.4.5.  Definitions
                3.4.6.  Special Rules
           3.5. Payment in Case of Incompetency or Disability

SECTION 4. FUNDING...................................................... 18

           4.1. Unfunded Obligation
           4.2. Hedging Investments
           4.3. Consensual Creditor

SECTION 5. GENERAL MATTERS.............................................. 19

           5.1. Amendment and Termination
                5.1.1.  Before a Change in Control
                5.1.2.  After a Change in Control
                5.1.3.  No Oral Amendments
                5.1.4.  Plan Binding on Successors
           5.2. ERISA Administrator
           5.3. Service of Process
           5.4. Spendthrift Provision
           5.5. Administrative Determinations
           5.6. Rules and Regulations
           5.7. Certifications
           5.8. Errors in Computations

SECTION 6. FORFEITURE OF BENEFITS....................................... 21

SECTION 7. CLAIMS PROCEDURE............................................. 22


                                      -ii-
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           7.1. Original Claim
           7.2. Claims Review Procedure
           7.3. General Rules

SECTION 8. CONSTRUCTION................................................. 24

           8.1. ERISA Status
           8.2. IRC Status
           8.3. Effect on Other Plans
           8.4. Disqualification
           8.5. Rules of Document Construction
           8.6. References to Laws
           8.7. Effect on Employment
           8.8. Choice of Law

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                            APOGEE ENTERPRISES, INC.
                OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                (1998 Statement)


                                  INTRODUCTION

      APOGEE ENTERPRISES, INC., a Minnesota corporation (the "Principal Sponsor"), and certain affiliated corporations maintain two (2) tax-qualified defined contribution plans known as APOGEE ENTERPRISES, INC. TAX RELIEF INVESTMENT PLAN (also known as the "(S)401(k) plan"), and APOGEE ENTERPRISES, INC. RETIREMENT PLAN (also known as the "money purchase pension plan") (collectively, the "qualified plans") for the purpose of providing retirement benefits to certain eligible employees. The qualified plans are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and are intended to qualify as defined contribution plans under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). By operation of section 401(a)(16) of the Code, annual additions to the qualified plans are restricted so that they do not exceed certain maximum annual additions allowed under section 415 of the Code. Further, section 401(a)(17) of the Code restricts the maximum amount of annual compensation which may be taken into account in determining the contributions for any employee under the qualified plans.

      Section 3(36) and section 4(b)(5) of ERISA recognize and authorize the establishment of an unfunded, nonqualified plan of deferred compensation maintained by an employer solely for the purpose of providing benefits for employees in excess of the limitations on benefits imposed under section 415 of the Code. Section 201, 301 and 401 of ERISA also recognize the creation of an unfunded plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The Principal Sponsor, pursuant to these provisions of ERISA, previously established and now maintains the APOGEE ENTERPRISES, INC. EXECUTIVE SUPPLEMENTAL PLAN (also known as the "restoration plan") for the benefit of certain management or highly compensated employees who are Participants in the qualified plans for the purpose of restoring a portion of the benefits lost due to the application of the (S)415 and (S)401(a)(17) limitations imposed on benefits payable under the qualified plans.

      It is in the interest of the Employers to provide benefits to certain select officers and management employees in excess of those that can and are being provided under the qualified plans, the restoration plan and other qualified and nonqualified deferred compensation plans as an inducement for them to remain in the service of the Employers. It is also in the interest of the Employers to provide additional benefits to compensate select officers and management employees for qualified and nonqualified retirement benefits that would have been earned but for a mid-career change of employment and to provide an incentive to remain with the Principal Sponsor.
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      Therefore, effective as of January 1, 1998, the Principal Sponsor and the
Employers hereby create and establish this nonqualified deferred compensation plan, to be known as the Officers' SERP, for the purpose of providing additional retirement benefits to eligible employees.


                                   SECTION 1

                         DEFINITIONS AND GENERAL RULES

1.1 Definitions. When used herein with initial capital letters, the following words have the following meanings:

      1.1.1. Accrued SERP Benefit -- a dollar amount determined as of a Participant's Termination of Employment and expressed as a Single Life Annuity payable for the life of the Participant with an Annuity Starting Date on the first day of the calendar month following the calendar month in which the Participant would attain Normal Retirement Date (or Termination of Employment, if later) and which is equal to (a) minus (b):

      (a)      Primary Benefit.  A dollar amount equal to:

                 (i)  two percent (2%), multiplied by

                (ii) the Participant's Average Monthly Compensation determined as of the Participant's Termination of Employment, multiplied by

               (iii) the Participant's Benefit Service determined as of the Participant's Termination of Employment.

       b)  Offsets.  A dollar amount equal to:

                 (i) the Defined Contribution Plans Offset, plus

                (ii) the Participant's Social Security Benefit.

       c) Future Changes. Prior to the Termination of Employment, a Participant's Accrued SERP Benefit may increase and may decrease from time to time.

      1.1.2. Annuity Starting Date -- the first date that a benefit is payable as an annuity (and not the date that it is in fact paid) or, in the case of a benefit, if any, not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

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      1.1.3.   Average Monthly Compensation -- one-sixtieth (1/60th) of the total dollar amount of Pensionable Compensation attributable to the five (5) consecutive, completed calendar years which produce the highest amount; subject, however, to the following:

       a) Less Than Five Years. If the Participant shall have received Pensionable Compensation attributable to less than five (5) consecutive, completed calendar years as of the date his or her Average Monthly Compensation is determined, his or her Average Monthly Compensation shall be equal to the total of all the Pensionable Compensation attributable to his or her consecutive, completed calendar years, divided by the number of months (12, 24, 36 or 48) in the consecutive, completed calendar years to which any of his or her Pensionable Compensation is attributable.

       b) Completed Years. Completed calendar years are all calendar years which are completed prior to the specific date as of which the Average Monthly Compensation is determined and during all of which the Participant was an employee of the Employer.

       c) Final Partial Year. If it results in a higher Average Monthly Compensation, there shall be included in the determination the partial year's Pensionable Compensation attributable to the final partial calendar year in which the Participant's Termination of Employment occurred (as if it were a completed year) in lieu of the Participant's entire Pensionable Compensation attributable to an earlier completed calendar year (but the requirement that the calendar years considered shall be consecutive shall not be waived or altered by this special rule).

       d) Ten-Year Limit. In determining the Participant's Average Monthly Compensation, there shall be disregarded all Pensionable Compensation attributable to calendar years ending more than ten
               (10) years prior to the date as of which the Average Monthly Compensation is determined.

       e) No Compensation. The absence of Pensionable Compensation (or less than full compensation) in any calendar year shall not affect the requirement that only consecutive calendar years be considered in determining a Participant's Average Monthly Compensation.

      1.1.4. Beneficiary -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive the unpaid installments of benefit payable in the Term Certain and Life Annuity form remaining at the death of a Participant, if any. A person so designated shall not be considered a Beneficiary until the death of the Participant.

                                      -3-
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      1.1.5.  Benefit Service -- a measure of a Participant's service with the
Employer (stated as a number of years and fractions of years) which is equal to the total years and fractions of years of the Participant's employment with the Employer determined as follows:

      (a) General Rule. Benefit Service shall be equal to the total number of the Participant's completed years and fractions of years of employment in Recognized Employment, determined according to the following rules:

                 (i) Except as provided below, one (1) year of Benefit Service shall be credited for each Plan Year in which the Participant has one thousand (1,000) or more Hours of Service in Recognized Employment and no Benefit Service shall be credited for a Plan Year in which the Participant has less than one thousand (1,000) Hours of Service in Recognized Employment.

                (ii) In any Plan Year in which the Participant first becomes employed in Recognized Employment on other than the first day of the Plan Year and in the Plan Year in which he or she last ceases to be employed in Recognized Employment (whether by reason of retirement, quit, discharge, death, transfer or other reason), he or she shall be credited with that fraction of a year of Benefit Service equal to the fraction of the Plan Year he or she was employed in Recognized Employment if, and only if, during such fraction of the Plan Year he or she was credited with Hours of Service at the rate of at least one thousand (1,000) Hours of Service per Plan Year.

               (iii) Benefit Service shall be credited for the Participant's Recognized Employment before the date he or she became a Participant and before this Officers' SERP was established.

      (b) Limitations. No more than one (1) year of Benefit Service shall be credited for a Plan Year. No more than twenty (20) years of Benefit Service shall be credited to any Participant.

      1.1.6. Change in Control -- the occurrence of any one of the following events:

      (a) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or successor provision thereto, whether or not the Principal Sponsor is then subject to such reporting requirement including, without limitation, any of the following events:

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                 (i)  the consummation of any consolidation or merger of the
                      Principal Sponsor in which the Principal Sponsor is not the continuing or surviving corporation or pursuant to which shares of the Principal Sponsor's common stock would be converted into cash, securities, or other property, other than a merger of the Principal Sponsor in which the holders of the Principal Sponsor's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

                (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Principal Sponsor;

      (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Principal Sponsor representing thirty-five percent (35%) or more of the combined voting power of the Principal Sponsor's then outstanding securities;

      (c) the continuing directors cease to constitute a majority of the Principal Sponsor's Board of Directors; or

      (d) the majority of the continuing directors determine in their sole and absolute discretion that there has been a change in control of the Principal Sponsor.

For this purpose, "continuing director" shall mean any person who is a member of the Board of Directors of the Principal Sponsor, who is not an acquiring person (as hereinafter defined) or an affiliate or associate (as hereinafter defined) of an acquiring person, or a representative of an acquiring person or of any such affiliate or associate, and who (a) was a member of the Board of Directors of the Principal Sponsor on the date this Officers' SERP is adopted or (b) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the continuing directors. For this purpose "Acquiring person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all affiliates and associates of such person, is the beneficial owner of ten percent (10%) or more of the shares of common stock of the Principal Sponsor then outstanding, but shall not include the Principal Sponsor, any subsidiary of the Principal Sponsor or any benefit plan of the Principal Sponsor or of any subsidiary of the Principal Sponsor or any entity holding shares of common stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

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      1.1.7.  Defined Contribution Offset -- a monthly amount of retirement income determined for a Participant as of a specified date (and expressed as an annuity payable monthly to the Participant in the Single Life Annuity form with an Annuity Starting Date on the first day of the calendar month following the Participant's Normal Retirement Date) equal to the Participant's projected account value as determined in (b) below divided by the appropriate conversion factor as set forth in (c) below:

      (a) Assumed Account Value. A Participant's assumed account value is a dollar amount determined and redetermined as of the last day of each Plan Year as follows.

                 (i) Determine, as of December 31, 1997, the Participant's actual total account value in the Defined Contribution Plans (exclusive of elective contributions and rollover contributions).

                (ii) Commencing as of December 31, 1998, to the Participant's assumed account value determined as of the last day of the preceding Plan Year, there shall be added the gain or loss which would have resulted if that assumed account value had been adjusted for gains or losses during the following Plan Year at the average rate as is actually experienced by the fixed income fund option maintained for the Defined Contribution Plans during the same period. The Principal Sponsor shall identify this fixed income fund option from time to time for the purposes of this Officers' SERP.

               (iii) In addition, commencing as of December 31, 1998, there shall be added to the Participant's assumed account value as of the last day of the Plan Year, a dollar amount equal to the amount of all contributions and credits made to the Defined Contribution Plans for the Plan Year ending on such date (exclusive of elective contributions and rollover contributions).

               A Participant's assumed account value changes only once each Plan Year as of the last day of each Plan Year.

      (b) Projected Account Value. A Participant's projected account value is a dollar amount determined as of any specified date and is equal to the Participant's assumed account value determined as of the earlier of:

                 (i) the last day of the Plan Year coincident with or immediately preceding the specified date as of which the Projected Account Value is determined, or

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                (ii)  the last day of the Plan Year coincident with or
                      immediately preceding the Participant's Normal Retirement Date,

               projected forward with eight percent (8%) interest compounded annually from the earlier of such dates to the last day of the Plan Year coincident with or immediately preceding the Participant's Normal Retirement Date. A Participant's projected account value changes only once each Plan Year as of the last day of each Plan Year.

      (c) Conversion Factor. The appropriate conversion factor shall be one hundred (120).

      1.1.8 Defined Contribution Plans -- the several qualified and nonqualified defined contribution plans known as:

                 (i) APOGEE ENTERPRISES, INC. TAX RELIEF INVESTMENT PLAN (also known as the "(S)401(k) plan"), and

                (ii) APOGEE ENTERPRISES, INC. RETIREMENT PLAN (also known as the "money purchase pension plan"), and

               (iii) APOGEE ENTERPRISES, INC. EXECUTIVE SUPPLEMENTAL PLAN (also known as the "restoration plan").

      1.1.9. Employers -- the Principal Sponsor and each other entity affiliated in ownership with the Principal Sponsor that adopts this Officers' SERP with the consent of the Principal Sponsor for the benefit of its eligible employees.

      1.1.10. Hours of Service -- a measure of an employee's service with the Employer and all Affiliates, determined for a particular computation period and equal to the number of hours for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate.

      1.1.11. Normal Retirement Date -- the last day of the calendar month in which the Participant attains age sixty-five (65) years or, if later, the last day of the calendar month that includes the fifth (5th) annual anniversary of date the Participant first became a Participant.

      1.1.12. Officers' SERP -- the nonqualified deferred compensation plan of the Employers established for the benefit of employees eligible to participate therein, as set forth in the Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employers and not to the document pursuant to which this Officers' SERP is maintained. That document is referred to herein as the "Plan Statement.") This SERP shall be referred to as the "APOGEE ENTERPRISES, INC. OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN."

      1.1.13 Participant -- an employee of an Employer who becomes a Participant in this Officers' SERP in accordance with the provisions of Section
3. An employee who has become a Participant shall be considered to continue as a Participant in this Officers' SERP until the date of the Participant's death or, if earlier, the date when the Participant is no longer entitled to any further benefit under this Officers' SERP.

      1.1.14. Pensionable Compensation -- wages, tips and other compensation paid to the Participant by the Employer and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the applicable period but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code) and further determined without regard to any amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant (but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Participant under section 217 of the Code); subject, however, to the following:

      (a) Included Items. In determining a Participant's Pensionable Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includable in gross income under sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code including elective contributions authorized by the Participant under a Retirement Savings Agreement, a cafeteria plan or any other qualified cash or deferred arrangement under section 401(k) of the Code. Remuneration voluntarily deferred under any qualified or nonqualified deferred compensation plan maintained by the Principal Sponsor or an Employer shall be included, subject to the other rules of this Section, at the time it would have been paid but for the election to voluntarily defer such remuneration.

      (b) Excluded Items. In determining a Participant's Pensionable Compensation there shall be excluded all of the following: (i) reimbursements or other expense allowances including foreign service allowances, station allowances, foreign tax equalization payment and other similar payments, (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (i.e., short-term and long-term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (i.e., severance payments) and settlement for accrued but unused vacation and sick leave, (iii) moving expenses, (iv) deferred compensation (when received), (v) the value of stock options and stock appreciation rights (whether or not exercised) and other similar amounts, and (vi) all premium pay for overtime work and premium pay for shift differentials.

      (c) Pre-Participation Employment. Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall be taken into account in determining the Participant's Pensionable Compensation.

      (d) Non-Recognized Employment. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Pensionable Compensation.

      (e) Attribution to Periods. The portion of a Participant's Pensionable Compensation that is paid at regular monthly or more frequent payroll intervals (e.g., base pay, commissions) shall be considered attributable to the period in which it is actually paid and not the period in which it is earned or accrued. However, all other portions of a Participant's Pensionable Compensation (e.g., bonuses) shall be considered attributable to the period when earned or accrued and not the period in which it is actually paid.

      1.1.15. Plan Statement -- this document entitled "APOGEE ENTERPRISES, INC. OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (1998 Restatement)," as adopted by the Principal Sponsor effective as of January 1, 1998, as the same may be amended from time to time thereafter.

      1.1.16.  Plan Year -- the calendar year.

      1.1.17. Principal Sponsor -- APOGEE ENTERPRISES, INC., a Minnesota corporation.

      1.1.18. Single Life Annuity -- a pension payable monthly for the lifetime of the Participant, the first such payment to be due on the date specified in
Section 3 and the last such payment to be due on the first day of the calendar month in which the Participant dies.

      1.1.19. Social Security Benefit -- the estimated monthly amount available at Normal Retirement Date for the benefit of the Participant (excluding amounts available for spouse and dependents) as an old age benefit under the provisions of Title II of the federal Social Security Act in effect on the December 31 coincident with or immediately preceding the date as of which the Social Security Benefit is determined, whether or not payment of such amount is delayed, suspended or forfeited because of failure to apply, acceptance of other work, or any other similar reason within the control of the Participant.

      (a) Prior Taxable Wages. The Participant's Social Security Benefit shall be determined upon the basis of the Participant's actual wages paid or accrued through the end of the calendar year ending coincident with or immediately prior to the date as of which the Social Security Benefit is determined. To the extent that such wages were payable before January 1, 1978, or by other than an Employer, such Participant's Social Security Benefit shall be based upon:

                 (i) the Participant's annual wages paid or accrued by an Employer in the first full calendar year after the Participant was first employed with an Employer (or December 31, 1977, if later) and the wages which would have been paid or accrued if wages had increased prior thereto at the rate of increase in the average per worker total wages reported by the Social Security Administration, and

                (ii) the table of social security benefits under the Social Security Act as in effect on the December 31 coincident with or immediately preceding such date of determination, and

               (iii) the benefit formula and indexing factors applicable to persons becoming eligible for social security benefits on the December 31 coincident with or immediately preceding the date of determination.

      (b) Post-Employer Taxable Wages. If the Participant's Social Security Benefit is determined as of a specified date before the Participant's Normal Retirement Date, it shall be assumed in computing the monthly amount of Social Security Benefit available at Normal Retirement Date that the Participant would receive no additional compensation.

      (c) Subsequent Adjustments. The Social Security Benefit determined at a Participant's Termination of Employment shall not be redetermined as a result of subsequent changes in the federal Social Security Act. The Social Security Benefit of a Participant who is Normal Retirement Date or more shall be the Participant's Social Security Benefit determined as of the Participant's age sixty-five (65) years.

      (d) Estimated Amount. The Social Security Benefit is only an estimate of the benefit to be received or receivable by the Participant. Any such estimate made in good faith at Termination of Employment shall be binding on the Participant even if subsequent facts establish a different benefit is actually received or receivable.

      1.1.20. Termination of Employment -- a complete severance of an employee's employment relationship with the Employers and all subsidiaries and affiliates, if any, for any reason other than the employee's death.


                                   SECTION 2

                                  PARTICIPANTS

2.1 General Participation Rule. The Participants in the SERP shall be those officers of the Employer who have been expressly designated as Participants by the Board of Directors of the Principal Sponsor in writing. The effective date for the commencement of SERP participation for each such individual shall be the date specified in such writing. Any officer who has become a Participant in the SERP shall continue as a Participant until all benefits which are due under this SERP have been received without regard to whether he or she continues as an officer or an active employee.

2.2. Overriding Exclusion. Notwithstanding anything apparently to the contrary in the Plan Statement or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Officers' SERP, develop benefits under this Officers' SERP or be entitled to receive benefits under this Officers' SERP (either for himself or his or her survivors) unless such individual is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination that an individual is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such individual shall not be (and shall not have ever been) a Participant in this Officers' SERP at any time. If any person not so defined has been erroneously treated as a Participant in this Officers' SERP, upon discovery of such error such person's erroneous participation shall immediately terminate ab initio and upon demand such person shall be obligated to reimburse the Principal Sponsor for all amounts erroneously paid to him or her.


                                   SECTION 3

                                BENEFITS PAYABLE

3.1.  Supplemental Retirement Benefit for Participants.

      3.1.1. Entitlement and Amount. Upon the Termination of Employment of a Participant for reasons other than death:

                 (i) at or after the Participant attains age fifty-five (55) years, or

                (ii) after and on account of the Participant's total and permanent disability as determined by the Principal Sponsor (without regard to the Participant's age), or

               (iii) during the two (2) year period following a Change in Control (without regard to whether the Participant's Termination of Employment was on account of the Change in Control and without regard to the Participant's age), the Participant shall be entitled to the supplemental retirement benefit provided for in this Plan Statement.

      The monthly amount of the supplemental retirement benefit shall be the amount of the Participant's Accrued SERP Benefit determined as of the Participant's Termination of Employment. However, if the Annuity Starting Date of the supplemental retirement benefit is before (but not more than one hundred twenty months before) the first day of the calendar month following the calendar month in which the Participant would attain Normal Retirement Date, the amount thereof shall be reduced five-ninths of one percent (5/9%) for each of the first sixty (60) months and five-eighteenths of one percent (5/18%) for each of the next sixty (60) months by which the Annuity Starting Date precedes the first day of the calendar month following the calendar month in which the Participant would attain Normal Retirement Date. If the Annuity Starting Date is more than one hundred twenty (120) months before the first day of the calendar month following the calendar month in which the Participant would attain Normal Retirement Date,

      (A) if the if the supplemental retirement benefit is payable to a Participant whose Termination of Employment occurred during the two (2) year period following a Change in Control, the amount shall be further reduced for early commencement in accordance with actuarial factors selected by the Principal Sponsor for this purpose that are consistent with the foregoing, but

      (B) if the supplemental retirement benefit is payable to a Participant whose Termination of Employment was after and on account of the Participant's total and permanent disability as determined by the Principal Sponsor, the amount shall not be further reduced for early commencement (but rather shall be reduced as if the Participant were then age fifty-five years).

      3.1.2. Form of Benefit-When Payable. In the absence of an election to the contrary (and except as provided below), the form of the supplemental retirement benefit is a Single Life Annuity with an Annuity Starting Date on the first day of the calendar month next following the calendar month in which the Participant's Termination of Employment occurs. Notwithstanding this general rule, a Participant may elect in writing, on forms to be provided by and to be filed with the Principal Sponsor:

                 (i) to commence the supplemental retirement benefit on the first day of any calendar month subsequent to Termination of Employment but not later than the first day of the calendar month following the month in which the Normal Retirement Date would occur, or

                (ii) to elect to receive the supplemental retirement benefit in an optional form of pension specified in Section 3.1.3.

The Participant may make, rescind and file new elections from time to time and at any time and without the consent of any spouse, Beneficiary or joint annuitant but the election last received by the Principal Sponsor at least one
(1) year prior to the Participant's Termination of Employment shall be the only election given effect.

      Notwithstanding the foregoing, if the supplemental retirement benefit is payable to a Participant whose Termination of Employment occurred during the two
(2) year period following a Change in Control, the form of the supplemental retirement benefit shall be in all cases a single lump sum payment due on the date of the Termination of Employment which is the actuarial equivalent of the supplemental retirement benefit that would be otherwise payable but for this sentence. For this purpose, the interest and mortality specified in section 417(e)(3) of the Internal Revenue Code shall be used (applying a one month stability period and a two month look back period).

      3.1.3. Optional Forms of Pension. In lieu of the Single Life Annuity form of pension, a Participant may elect as provided above from among the following additional optional forms of pension.

      (a) Joint and Survivor Annuity. The Joint and Survivor Annuity is a reduced annuity payable monthly to, and for the lifetime of, the Participant with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the Participant's spouse (but only if the Participant and such spouse were married on the Participant's Annuity Starting Date and were married for twelve continuous months at some time) in an amount equal to fifty percent (50%) or one hundred percent (100%), as elected by the Participant, of the amount payable during the joint lives of the Participant and spouse. The identity of the spouse to whom payments may be made shall become fixed as of the Participant's Annuity Starting Date. The Annuity Starting Date shall be the date specified in Section 3.1.2. The last payment to a Participant shall be due on the first day of the calendar month in which the Participant dies and the last payment to a spouse who survives the Participant shall be due on the first day of the calendar month in which such spouse dies. The value of the amounts payable to the Participant and spouse in the Joint and Survivor Annuity form shall be actuarially equivalent, as determined by the Principal Sponsor, to the amounts payable to the Participant in the Single Life Annuity form.

      (b) Term Certain and Life Annuity. The Term Certain and Life Annuity is a form of annuity payable monthly to and for the lifetime of the Participant or, if longer, for one hundred twenty (120) months. The Annuity Starting Date shall be the date specified in
               Section 3.1.2. The last payment shall be due on the first day of the calendar month in which the Participant's death occurs or, if later, the day on which the selected period certain expires. The value of the amounts payable to the Participant and all Beneficiaries in the Term Certain and Life Annuity form shall be actuarially equivalent, as determined by the Principal Sponsor, to the amounts payable to the Participant in the Single Life Annuity form.

      3.1.4. Suspension Upon Reemployment. If any Participant is entitled to receive payment under this Officers' SERP on account of a previous Termination of Employment and is subsequently reemployed by an Employer, such payment shall be discontinued until there is a subsequent Termination of Employment and upon such subsequent Termination of Employment the Participant's benefit shall be adjusted for the benefits previously received.

3.2.  Survivor Benefit -- Death Before Annuity Starting Date.

      3.2.1.  When Available.  Upon the death of a Participant who died:

                 (i)  before the Annuity Starting Date; and

                (ii) when the Participant was married and had been married for the one (1) year preceding death; and

               (iii)  before Termination of Employment; and

                (iv)  after attaining age fifty-five (55) years;

a monthly survivor annuity shall be payable to the surviving spouse to whom the Participant was married for at least one (1) year ending on the date of death.

      3.2.2. Amount. The amount of the monthly survivor annuity shall the amount which the surviving spouse would have received if the Participant:

                 (i) had a Termination of Employment on the date of the Participant's death for reasons other than the Participant's death, and

                (ii) had commenced receipt of the Participant's supplemental retirement benefit on the date fixed for the commencement of the monthly survivor annuity, and

               (iii) had elected to receive the supplemental retirement benefit in the Qualified Joint and Survivor Annuity form, and

                (iv)  had immediately died.

      3.2.3. Form of Benefit - When Payable. The first payment of this monthly survivor annuity shall be due after the death of the Participant on the later of:

                 (i) the first day of the calendar month following the calendar month in which the Participant dies, or

                (ii) the first day of the calendar month following the calendar month in which the Participant would have attained age fifty-five (55) years.

The last payment of this monthly survivor annuity shall be due to the surviving spouse on the first day of the calendar month in which the surviving spouse dies. No election, rescission or other action taken by the Participant under shall be effective to modify the monthly survivor annuity herein before described. No other death benefit shall be payable with respect to a Participant who dies before his or her Annuity Starting Date.

3.3. Survivor Benefit -- Death After Annuity Starting Date. The only death benefits which shall be payable under the Plan upon the death of a Participant after his or her Annuity Starting Date shall be the unpaid installments of annuity, if any, which are to be continued under the form of pension which the Participant has elected.

3.4.  Designation of Beneficiaries.

      3.4.1. Scope. This Section shall apply to the payment of unpaid installments of annuity, if any, which are to be continued under the Term Certain and Life Annuity after the death of the Participant and shall not apply to the payment of any benefits pursuant to any Qualified Joint and Survivor Annuity.

      3.4.2. Right To Designate Beneficiaries. Each Participant may designate, upon forms to be furnished by and filed with the Principal Sponsor, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the unpaid installments of annuity, if any, in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary, designated joint annuitant or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Principal Sponsor during the Participant's lifetime.

      3.4.3.  Failure of Designation.  If a Participant:

                 (i)  fails to designate a Beneficiary,

                (ii) designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or

               (iii) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

the unpaid installments of annuity, if any, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

      Participant's surviving spouse
      Participant's surviving issue per stirpes and not per capita Participant's surviving parents
      Participant's surviving brothers and sisters
      Representative of Participant's estate.

      3.4.4. Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of unpaid installments of annuity, if any, may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a benefit at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed benefit is disclaimed or shall specify what portion thereof is disclaimed. To be effective, an original executed copy of the disclaimer must be executed and actually delivered to the Principal Sponsor after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Principal Sponsor. A disclaimer shall be considered to be delivered to the Principal Sponsor only when actually received by an officer or other senior management employee of the Principal Sponsor who is familiar with and involved in the administration of this Officers' SERP. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 5.4 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by the Principal Sponsor.

      3.4.5. Definitions. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

      3.4.6. Special Rules. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

      (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

      (b) The automatic Beneficiaries and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

      (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Principal Sponsor after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

      (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

      (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

3.5. Payment in Case of Incompetency or Disability. In case of legal incompetency (including minority) of a person entitled to receive any payment under this Officers' SERP, payment may be made, if the Principal Sponsor has been advised of the existence of such condition:

                 (i) to the duly appointed guardian, conservator or other legal representative of such incompetent person; or

                (ii) to a person or institution entrusted with the care or maintenance of the incompetent person, provided such person or institution has satisfied the Principal Sponsor that the payment will be used for the best interest and assist in the care of such disabled person or, provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such disabled person.

Any payment made in accordance with this Section shall constitute a complete discharge of any liability or obligation of this Officers' SERP and the Principal Sponsor and all Employers therefor.


                                   SECTION 4

                                    FUNDING

4.1. Unfunded Obligation. The obligation of the Principal Sponsor to make payments under this Officers' SERP constitutes only the unsecured (but legally enforceable) promise of the Principal Sponsor to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of any Principal Sponsor. If a fund (including, for example, a rabbi trust) is established by the Principal Sponsor in connection with this Officers' SERP, the property therein shall remain the sole and exclusive property of the Principal Sponsor. Except to the extent the Principal Sponsor in its discretion may establish and pay benefits from such a fund (including, for example, a rabbi trust), the Principal Sponsor will pay the cost of this Officers' SERP out of its general assets.

4.2. Hedging Investments. If the Principal Sponsor elects to finance all or a portion of its costs in connection with this Officers' SERP through the purchase of life insurance or other investments, the Participant agrees, as a condition of participation in this Officers' SERP, to cooperate with the Principal Sponsor in the purchase of such investment to any extent reasonably required by the Principal Sponsor and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of the Plan Statement (including, without limiting the generality of the foregoing, Section
4) the Principal Sponsor shall immediately and irrevocably terminate and forfeit the Participant's entitlement to benefits under this Officers' SERP.

4.3. Consensual Creditor. Neither the Principal Sponsor's officers nor any member of its Board of Directors in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of the Principal Sponsor for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of the Principal Sponsor in connection with this Officers' SERP. Neither the Principal Sponsor nor any of its officers nor any member of its Boards of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of this Officers' SERP by reason of the insolvency of the Principal Sponsor.


                                   SECTION 5

                                GENERAL MATTERS

5.1.  Amendment and Termination.

      5.1.1. Before a Change in Control. Prior to the occurrence of a Change in Control, the Board of Directors of the Principal Sponsor may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Officers' SERP and may likewise terminate this Officers' SERP both with regard to persons expecting to receive benefits in the future; provided, however, that:

      (a) the benefit, if any, payable to or with respect to a Participant who has had a Termination of Employment as of the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Principal Sponsor may amend the Officers' SERP to otherwise modify the payment of any such benefit including, but not limited to, accelerating the value of all remaining payments into a single lump sum payment), and

      (b) the benefit, if any, payable to or with respect to each other Participant determined as if such Participant had a Termination of Employment on the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Principal Sponsor may amend the Officers' SERP to otherwise modify the payment of any such benefit including, but not limited to, accelerating the value of all remaining payments into a single lump sum payment).

      5.1.2.  After a Change in Control.

      (a) Existing Participants. After the occurrence of a Change in Control, the Board of Directors of the Principal Sponsor may only amend the Plan Statement or terminate this Officers' SERP as applied to Participants who are Participants on the date of the Change in Control if:

                 (i) all benefits payable to or with respect to persons who were Participants as of the Change in Control (including benefits earned before and benefits earned after the Change in Control) have been paid in full, or

                (ii) eighty percent (80%) of all the Participants determined as of the date of the Change in Control give knowing and voluntary written consent to such amendment or termination.

      (b) New Participants. After the occurrence of a Change in Control, as applied to Participants who are not Participants on the date of the Change in Control, the Board of Directors of the Principal Sponsor may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Officers' SERP and may likewise terminate this Officers' SERP.

      5.1.3. No Oral Amendments. No modification of the terms of the Plan Statement or termination of the Officers' SERP shall be effective unless it is in writing and signed on behalf of the Principal Sponsor by a person authorized to execute such writing. No oral representation concerning the interpretation or effect of the Plan Statement shall be effective to amend the Plan Statement.

      5.1.4. Plan Binding on Successors. The Principal Sponsor will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Principal Sponsor), by agreement, to expressly assume and agree to perform this Officers' SERP in the same manner and to the same extent that the Principal Sponsor would be required to perform it if no such succession had taken place.

5.2. ERISA Administrator. The Principal Sponsor shall be the plan administrator of this Officers' SERP.

5.3. Service of Process. In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to this Officers' SERP in any legal proceeding, including arbitration, involving this Officers' SERP.

5.4. Spendthrift Provision. No Participant, surviving spouse, joint or contingent annuitant or beneficiary shall have the power to transmit, assign, alienate, dispose of, pledge or encumber any benefit payable under this Officers' SERP before its actual payment to such person. The Principal Sponsor shall not recognize any such effort to convey any interest under this Officers' SERP. No benefit payable under this Officers' SERP shall be subject to attachment, garnishment, execution following judgment or other legal process before actual payment to such person.

5.5. Administrative Determinations. The Principal Sponsor shall make such determinations as may be required from time to time in the administration of this Officers' SERP. The Principal Sponsor shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under this Officers' SERP, including but not limited to the entitlement of Participants and others, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

5.6. Rules and Regulations. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Principal Sponsor.

5.7. Certifications. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of the Plan Statement may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.

5.8 Errors in Computations. The Principal Sponsor shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Principal Sponsor, and used by the Principal Sponsor in determining the benefit. The Principal Sponsor shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment by offset or other legal process).


                                   SECTION 6

                            FORFEITURE OF BENEFITS

All unpaid benefits under this Officers' SERP, shall be permanently forfeited upon the determination by the Compensation Committee of the Board of Directors of the Principal Sponsor that the Participant, either before or after Termination of Employment

      (a) engaged in a felonious or fraudulent conduct resulting in material harm to the Principal Sponsor or an affiliate; or

      (b) made an unauthorized disclosure to a competitor of any material confidential information, trade information, or trade secrets of the Principal Sponsor or an affiliate; or

      (c) provided the Principal Sponsor or an affiliate with materially false reports concerning his or her business interests or employment; or

      (d) made materially false representations which are relied upon by the Principal Sponsor or an affiliate in furnishing information to shareholders, accountants, a stock exchange, the Securities and Exchange Commission or a public or private regulatory body; or

      (e) maintained an undisclosed, unauthorized and material conflict of interest in the discharge of the duties owed by the Participant to the Principal Sponsor or an affiliate; or

      (f) engaged in conduct causing a serious violation of state or federal law by the Principal Sponsor or an affiliate; or

      (g) engaged in the theft of assets or funds of the Principal Sponsor or an affiliate; or

      (h) has been convicted of any crime which directly or indirectly arose out of his or her employment relationship with the Principal Sponsor or an affiliate or materially affected his or her ability to discharge the duties of his or her employment with the Principal Sponsor or an affiliate; or

      (i)      engaged during his or her employment or during a period of two
               (2) years after the termination of his or her employment in any employment or self-employment with a competitor of the Principal Sponsor or an affiliate within the geographical area which is then served by the Principal Sponsor or an affiliate.


                                   SECTION 7

                                CLAIMS PROCEDURE

Without limiting the generality of the following, an application for benefits under Section 3 and any objection to a forfeiture under Section 6 shall be processed as a claim for the purposes of this section.

7.1. Original Claim. Any person may file with the Compensation Committee of the Board of Directors of the Principal Sponsor a written claim for benefits under this Officers' SERP. Within ninety (90) days after the filing of such a claim, the Compensation Committee shall notify the claimant in writing whether his or her claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Compensation Committee shall state in writing:

      (a)      the specific reasons for the denial;

      (b) the specific references to the pertinent provisions of the Plan Statement on which the denial is based;

      (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

      (d) an explanation of the claims review procedure set forth in this section.

7.2. Claims Review Procedure. Within sixty (60) days after receipt of notice that his or her claim has been denied in whole or in part, the claimant may file with the Compensation Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Compensation Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

7.3.  General Rules.

      (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Compensation Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Compensation Committee upon request.

      (b) All decision on claims and on requests for a review of denied claims shall be made by the Compensation Committee.

      (c) The Compensation Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

      (d) Claimants may be represented by a lawyer or other representative (at their own expense), but the Compensation Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to receive copies of notices sent to the claimant.

      (e) The decision of the Compensation Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

      (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of the Plan Statement and all other pertinent documents in the possession of the Principal Sponsor.

      (g) The Compensation Committee may permanently or temporarily delegate all or a portion of its authority and responsibility under this Section to a another committee or to an individual.

      (h) The procedures and remedies herein are not exclusive. Subsequent to a Change in Control, a Participant or surviving spouse of a Participant shall not be required to exhaust these administrative remedies. If there is litigation regarding the benefits payable to or with respect to a Participant, then notwithstanding Section 5.5, determinations made by the Principal Sponsor subsequent to a Change in Control (even if such determinations relate to events occurring wholly or partially before the Change in Control) shall not be afforded any deference and the matter shall be heard de novo.

      (i) If any Participant successfully litigates, in whole or in part, any claim for benefits under this Officers' SERP, the court shall award reasonable attorney's fees and costs of the action to the Participant.


                                   SECTION 8

                                  CONSTRUCTION

8.1. ERISA Status. This SERP is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in section 201(2), section 301(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

8.2. IRC Status. This SERP is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this Officers' SERP. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this Officers' SERP.

8.3. Effect on Other Plans. This SERP shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under the Defined Contribution Plans or any other plan. It is specifically contemplated that the Defined Contribution Plans will, from time to time, be amended and possibly terminated. All such amendments and termination shall be given effect under this Officers' SERP (it being expressly intended that this Officers' SERP shall not lock in the benefit structures of the Defined Contribution Plans or any other plan as they exist at the adoption of this Officers' SERP or upon the commencement of participation, or commencement of benefits by any Participant).

8.4. Disqualification. Notwithstanding any other provision of the Plan Statement or any election or designation made under this Officers' SERP, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this Officers' SERP and all elections and designations made under this Officers' SERP to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for this purpose.

8.5. Rules of Document Construction. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or Section of the Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of the Plan Statement are inserted for convenience of reference only and are not part of the Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Notwithstanding any thing apparently to the contrary contained in the Plan Statement, the Plan Statement shall be construed and administered to prevent the duplication of benefits provided under this Officers' SERP and any other qualified or nonqualified plan maintained in whole or in part by the Principal Sponsor.

8.6. References to Laws. Any reference in the Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

8.7. Effect on Employment. Neither the terms of the Plan Statement nor the benefits under this Officers' SERP nor the continuance thereof shall be a term of the employment of any employee. The Principal Sponsor shall not be obliged to continue this Officers' SERP. The terms of this Officers' SERP shall not give any employee the right to be retained in the employment of any Employer.

8.8. Choice of Law. This instrument has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.



_______________, 1998                    APOGEE ENTERPRISES, INC.


                                         By:_____________________________

                                            Its:_________________________